UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2012

THERMON GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Thermon Drive San Marcos, Texas 78666 (Address of principal executive offices) (zip code)
(512) 396-5801
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On September 20, 2012, Thermon Group Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Jefferies & Company, Inc., as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), and certain stockholders of the Company named in Schedule 2 thereto (collectively, the “Selling Stockholders”) in connection with the public offering and sale by the Selling Stockholders of 10,000,000 shares of the Company’s common stock, par value $0.001 per share, at a price to the public of $22.00 per share. Pursuant to the Underwriting Agreement, the Selling Stockholders granted to the Underwriters a 30-day option to purchase up to an additional 1,500,000 shares of the Company’s common stock to cover over-allotments, if any, at the public offering price, less the underwriting discount. The Underwriters exercised the over-allotment option in full on September 21, 2012. The offering (including the over-allotment option) is expected to close on September 26, 2012, subject to customary closing conditions.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
The Company will not receive any proceeds from the sale of shares of the Company’s common stock by the Selling Stockholders. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-181821) under the Securities Act of 1933, as amended, including the prospectus contained therein dated June 21, 2012 and a related prospectus supplement dated September 20, 2012, on file with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated September 20, 2012, among the Company, Barclays Capital Inc. and Jefferies & Company, Inc., as representatives of the several underwriters named in Schedule 1 thereto, and certain of the Company’s stockholders named in Schedule 2 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2012		THERMON GROUP HOLDINGS, INC.
	By:	/s/ Jay Peterson
Name: Jay Peterson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated September 20, 2012, among the Company, Barclays Capital Inc. and Jefferies & Company, Inc., as representatives of the several underwriters named in Schedule 1 thereto, and certain of the Company’s stockholders named in Schedule 2 thereto.

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